UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 922-5808

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Annual Meeting of Stockholders (the “Annual Meeting”) of Sensus Healthcare, Inc. (the “Company”) was held on June 5, 2017. At the Annual Meeting, the Stockholders approved the Sensus Healthcare, Inc. 2017 Incentive Plan (“Plan”). The Plan was previously approved by the Board of Directors of the Company. A summary of the material terms of the Plan is included under the heading “Proposal No. 2 – Approval of the 2017 Equity Incentive Plan” of the Company’s 2017 Proxy Statement, which was filed with the Securities and Exchange Commission on April 21, 2017, and is incorporated by reference herein. The Plan summary is qualified in its entirety by reference to the text of the Plan, which is filed as an exhibit to this Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Proxies for the Annual Meeting held on June 5, 2017 were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitation. The following summarizes all matters voted on at the Annual Meeting.

1.

John Heinrich and Anthony Petrelli were each elected as a Class I director for a two-year term to expire in 2019 or until their successors are elected and qualified. William McCall was elected as a Class II director for a three-year term to expire in 2020 or until his successor is elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast were as follows:

	For	Withheld	Abstention	Broker Non-Votes
John Heinrich	7,045,407	6,491	90,404	2,559,109
William McCall	7,045,407	6,491	90,404	2,559,109
Anthony Petrelli	7,051,898	0	90,404	2,559,109

2.	Stockholders approved the Sensus Healthcare, Inc. 2017 Incentive Plan. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
6,758,399	285,954	97,949	2,559,109

3.	Stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accountant. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
9,432,564	178,443	90,404	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Sensus Healthcare, Inc. 2017 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: June 9, 2017	By:	/s/ Arthur Levine
Arthur Levine
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sensus Healthcare, Inc. 2017 Incentive Plan